                                AMENDMENT NO. 3
                                       TO
                          LOAN AND SECURITY AGREEMENT
                          Dated as of December 6, 1994
                              AMENDED AND RESTATED
                            as of September 29, 1995


                 THIS AMENDMENT NO. 3 dated as of February 14, 1996 (this "Amendment") is entered into among ROADMASTER CORPORATION, a Delaware corporation ("RMC"), ROADMASTER LEISURE INC., a corporation incorporated under the laws of the province of Ontario, Canada ("RML"), WILLOW HOSIERY COMPANY, INC., a New York corporation ("Willow"), HUTCH SPORTS USA INC., a Delaware corporation ("Hutch"), NELSON/WEATHER-RITE, INC., a Delaware corporation ("NWR"), and ROADMASTER RECEIVABLES CORPORATION, an Illinois corporation ("RRC") (RMC, RML, Willow, Hutch, NWR and RRC being sometimes hereinafter referred to collectively as the "Borrowers" and individually as a "Borrower"), the financial institutions named on the signature pages of this Amendment as "Lenders," and BANKAMERICA BUSINESS CREDIT, INC., a Delaware corporation, as agent for the Lenders (in such capacity as agent, the "Agent"). Capitalized terms used herein but not defined herein shall have the meanings provided in the Loan Agreement.

                              W I T N E S S E T H:

                 WHEREAS, the Borrowers, the Lenders and the Agent are parties to a certain Loan and Security Agreement dated as of December 6, 1994, as amended and restated as of September 29, 1995, and as further amended as of October 31, 1995 pursuant to Amendment No. 1 thereto and as of January 15, 1996 pursuant to Amendment No. 2 thereto (the "Loan Agreement"); and

                 WHEREAS, the Borrowers, the Lenders and the Agent have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

                 NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Agent hereby agree as follows:

                 Section 1. Amendment of the Loan Agreement. Subject to the fulfillment of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

                 (a) Paragraph (a) of the definition of "Individual Borrowing Base" contained in Section 1.1 is amended and restated as follows:





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

                          (a) at any time with respect to RMC, the sum of (1) eighty-five percent (85%) of the Net Amount of Eligible Accounts of RMC at such time plus (2) an amount equal to the lesser of (A) $100,000,000, and (B) (i) sixty percent (60%) of the value of Eligible Inventory of RMC at such time plus (ii) any Seasonal Inventory Advance Amount in effect for RMC at such time. During Fiscal Year 1996, the Seasonal Inventory Advance Amount shall be in effect for RMC from January 15, 1996 through and including April 30, 1996. After December
                 31, 1996, the Seasonal Inventory Advance Amount may be in effect for two (2) two-consecutive-month periods during each twelve-month period (including, in any twelve-month period that includes any period during Fiscal Year 1996 for which the Seasonal Inventory Advance Amount shall be in effect for RMC, such period), each selected by RMC by giving twenty (20) days' prior written notice of such selection to the Agent.

                 (b)  Section 8.27 is amended and restated as follows:

                          8.27  Availability.

                          (a) RMC shall maintain Individual Availability of not less than the applicable amount set forth below at all times during the calendar month of the Fiscal Year indicated:

                      Amount           Calendar Month              Fiscal Year
                      ------           --------------              -----------
                 $ 1,000,000           February                        1996
                 $ 1,000,000           March                           1996
                 $ 1,000,000           April                           1996
                 $ 1,000,000           May                             1996
                 $ 1,500,000           June                            1996
                 $ 4,000,000           July                            1996
                 $ 4,000,000           August                          1996
                 $ 2,000,000           September                       1996
                 $ 1,000,000           October                         1996
                 $ 1,000,000           November                        1996
                 $ 1,000,000           December                        1996

                                         and

                 $ 1,500,000           Each calendar month
                                         thereafter

                          (b) The Borrowers shall maintain Availability of not
                 less than the applicable amount set forth below at all times during the calendar month of the Fiscal Year indicated:





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
                      Amount           Calendar Month              Fiscal Year
                      ------           ---------------             -----------
                 $ 5,000,000           February                        1996
                 $ 5,000,000           March                           1996
                 $ 5,000,000           April                           1996
                 $ 5,000,000           May                             1996
                 $ 7,500,000           June                            1996
                 $11,500,000           July                            1996
                 $11,500,000           August                          1996
                 $12,500,000           September                       1996
                 $12,500,000           October                         1996
                 $12,500,000           November                        1996
                 $12,500,000           December                        1996

                                         and

                 $12,500,000           Each calendar month
                                         thereafter

                 Section 2.  RRC Distribution.  Reference is hereby made to
Section 8.10 of the Loan Agreement, which, among other things, prohibits the making of Distributions by the Borrowers, other than certain Distributions described therein. Notwithstanding such prohibition, the Lenders hereby consent to the making of a Distribution by RRC to RMC in the amount of $1,500,000; provided that such Distribution shall be made no later than February 16, 1996, and provided, further, that such Distribution shall be made in accordance with all applicable laws.

                 Section 3. Conditions to Amendment. This Amendment shall become effective upon satisfaction of the following conditions:

                 (a) the receipt by the Agent, by facsimile transmission, of signed counterparts of this Amendment, executed by each Lender, each Borrower and each other party thereto, and the execution of this Amendment by the Agent; provided that each Lender, each Borrower and each other party thereto shall promptly thereafter execute and deliver to the Agent eight original counterparts of this Amendment.

                 (b) the receipt by the Agent, by facsimile transmission, of signed counterparts of a letter agreement concerning the payment by the Borrowers of certain fees and other matters, executed by each Lender and each Borrower, and the execution of such letter agreement by the Agent; provided that each Lender and each Borrower shall promptly thereafter execute and deliver to the Agent eight original counterparts of such letter agreement.

                 (c) the receipt by the Agent, by facsimile transmission, of signed counterparts of an Acknowledgment and Reaffirmation Agreement, executed by each Borrower and each





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         other party thereto; provided that each Borrower and each other party thereto shall promptly thereafter execute and deliver to the Agent eight original counterparts of such Acknowledgment and Reaffirmation.

                 Section 4. Representations and Warranties. Each Borrower hereby represents and warrants that (i) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, (ii) the representations and warranties contained in the Loan Agreement are correct in all material respects as though made on and as of the date of this Amendment, and (iii) no Event of Default has occurred and is continuing.

                 Section 5.  Reference to and Effect on the Loan Agreement.

                 (a) Upon the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Loan Agreement, as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement, as amended hereby.

                 (b) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                 (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement or of any Default or Event of Default in existence on the date of this Amendment.

                 Section 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                 Section 7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of laws provisions) of the State of Illinois.





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                 Section 8.  Section Titles.  The section titles contained in this Amendment are and shall be without substance, meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto.


                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of February 14, 1996.


                                           ROADMASTER CORPORATION



                                           By:
                                              ----------------------------------
                                              Title:


                                           ROADMASTER LEISURE INC.



                                           By:
                                              ----------------------------------
                                              Title:


                                           WILLOW HOSIERY COMPANY, INC.



                                           By:
                                              ----------------------------------
                                              Title:


                                           HUTCH SPORTS USA INC.



                                           By:
                                              ----------------------------------
                                              Title:





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
                                           NELSON/WEATHER-RITE, INC.



                                           By:
                                              ----------------------------------
                                              Title:


                                           ROADMASTER RECEIVABLES CORPORATION



                                           By:
                                              ----------------------------------
                                              Title:


                                           BANKAMERICA BUSINESS CREDIT, INC.,
                                           as the Agent



                                           By:
                                              ----------------------------------
                                              Vice President


                                           BANKAMERICA BUSINESS CREDIT, INC.,
                                           as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President


                                           DEUTSCHE FINANCIAL SERVICES
                                           CORPORATION, as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President





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
                                           MELLON BANK, N.A., as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President


                                           NATIONSBANK OF GEORGIA, N.A.,
                                           as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President


                                           GREEN TREE FINANCIAL SERVICING
                                           CORPORATION, as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President


                                           NATIONAL BANK OF CANADA, a Canadian
                                           chartered bank, as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President



                                           By:
                                              ----------------------------------




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
                                           FIRST BANK NATIONAL ASSOCIATION,
                                           as a Lender



                                           By:
                                              ----------------------------------
                                              Vice President





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